                                                                    EXHIBIT 99.1

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
 FOR ADDITIONAL INFORMATION:
 ---------------------------
 For Chemdex Media Inquiries:       For DuPont Media Inquiries:
 Brett Weiner                       Kiko Suarez
 Schwartz Communications            DuPont
 415/512-0770                       302/774-0054
 brettw@schwartz-pr.com             juan-francisco.suarez@usa.dupont.com

 Susan Kinkead
 Chemdex Corporation
 650/567-8949
 susank@chemdex.com

 For Chemdex Investor Inquiries:
 James Stewart
 Chemdex Corporation
 650/567-7500
 investor@chemdex.com
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               DUPONT AND CHEMDEX FORM INDUSTRIA SOLUTIONS, INC.
                     TO CREATE B2B VERTICAL MARKETPLACE FOR
                          $75 BILLION GLOBAL INDUSTRY

                                   *********

          New E-Commerce Company to Streamline Procurement of Supplies
                          For Fluid Processing Market

                                   **********

              Leading Industry Players to Participate in Industria

   Wilmington, Del. and Mountain View, Calif.,--January 24, 2000--DuPont (NYSE:DD) and Chemdex Corporation (NASDAQ:CMDX) today announced the formation of Industria Solutions, Inc., a new business-to-business (B2B) e-commerce company that will streamline the procurement of materials for the $75 billion worldwide fluid processing market.

   The fluid processing market includes companies from a broad range of industries, such as chemical, oil and gas, pulp and paper, power generation and pharmaceuticals. Products that are used in this vertical market are complex and technical in nature, such as pipes, valves, pumps, motors, compressors, and other materials and equipment required for processing fluids for industrial use.

   Industria will leverage the assets and expertise of its founding companies to address supply chain inefficiencies in this market. Chemdex brings to the new company its scalable e-commerce technology and expertise in building and operating vertical marketplaces. DuPont, one of the largest purchasers of maintenance and engineering materials in the U.S., will contribute substantial buying power to Industria by shifting procurement of these materials to Industria over time.

   The company will receive initial cash funding of $30 million, including $10 million from @Ventures, the venture capital affiliate of CMGI, Inc. (NASDAQ:CMGI), as well as financial investments from Chemdex, DuPont and other strategic investors. @Ventures has committed to making the investment in Industria from the new $1 billion @Ventures B2B fund. Industria will offer additional attractive equity investment opportunities to major industry buyers and suppliers to quickly bring further value to the marketplace.

   IBM (NYSE: IBM) Global Services intends to enter into a strategic relationship with Industria to provide implementation, integration and e-commerce services to the new company's customers and suppliers. Ariba (NASDAQ:ARBA) will provide enabling software technology to Industria.

   Industria is an independent entity, with its own management team and board of directors. Chemdex President and CEO David Perry, DuPont Executive Vice President and Chief Operating Officer Dennis Reilley, and Jon Callaghan, general partner with CMGI's @Ventures, have joined Industria's board of directors. "Industria has enormous momentum. We have, and continue to build, a talented and seasoned management team from leading Fortune 500 companies," said Dean Dorman, interim CEO of Industria. "Industria employees are currently developing an initial version of Industria's B2B e-commerce solution at our Mountain View, California headquarters."

   Using Industria's e-commerce solution, fluid processing plants will be able to buy materials more efficiently through a single Internet marketplace. These materials are highly technical and require detailed product information in order for buyers to make informed purchasing decisions. The industry is highly fragmented, with over 2,000 manufacturers selling to over 1,000 customers in the U.S. alone.

   "The formation of Industria further validates Chemdex's pioneering role in creating the B2B vertical marketplace business model," said Jon Callaghan of @Ventures. "As a founding backer of Chemdex, @Ventures is pleased to extend its strategic relationship with Chemdex by becoming Industria's founding venture capital partner through the @Ventures B2B fund. We are confident that Industria will rapidly lead this new marketplace with the endorsement and participation of industry leaders such as DuPont."

   Based on the combination of Chemdex's B2B e-commerce technology and marketplace platform and DuPont's extensive industry knowledge and value chain experience, Industria will deliver substantial value to manufacturers, distributors and customers through advanced electronic procurement tools like real-time pricing, electronic requests-for-quotations (RFQs), auctions and reverse auctions.

   Customers who buy through Industria will be able to access a broader, more competitive supply base with lower product prices, as well as benefit from increased efficiency in the procurement process. Manufacturers will benefit from reduced marketing and selling costs, wider customer reach with greater visibility, improved inventory management and access to valuable information about buying trends. Distributors will have exposure to a broader, more competitive supply base, lower sales and marketing costs through increased efficiency, and access to new customers.

   Industria offers DuPont the opportunity to shape a new Internet marketplace, work with a strongly branded B2B technology company with vertical market expertise and broaden its growing e-commerce platform.

   "Industria validates our overall e-commerce strategy to quickly promote and adopt e-business solutions," said Erik Fyrwald, vice president, DuPont e-Commerce and business development. "By creating an open and neutral Internet marketplace, Industria will improve efficiency in the supply chain for DuPont and our suppliers, as well as for all buyers and suppliers of these products. With the support of DuPont and Chemdex, Industria is well-positioned to rapidly achieve a large market share of the maintenance and engineering materials used in the fluid processing industries."

   For Chemdex, Industria offers the opportunity to partner with a respected global enterprise to launch another e-commerce venture in support of the company's multiple vertical strategy. Industria represents Chemdex's entrance into a fourth distinct vertical market, in addition to life sciences, specialty medical products, and high-volume hospital supplies.

   "Industria addresses a fragmented market that is primed for a Chemdex-like solution, creating tremendous value for all participants," said David Perry, president and CEO of Chemdex. "The company has been created with a fully-realized business model, proven technology, and partners with the knowledge and experience to quickly move the fluid processing materials supply chain online. Chemdex's marketplace platform, experienced IT staff and expertise in developing industry-specific B2B e-commerce solutions will help reduce Industria's time-to-market from years to months."

   "This new marketplace is a strong showcase for our e-commerce business solutions," said Steven Kagan, vice president, IBM Global Services. "IBM's participation in Industria as a provider of implementation and integration services signals our overall commitment to helping customers leverage their current investments in technology and applications while using new Internet-based services to create a more efficient supply chain."

   "We are looking forward to expanding our strategic relationship with Chemdex, an industry leader in creating and operating B2B vertical marketplaces," said Keith Krach, chairman and CEO of Ariba. "This is a great opportunity for DuPont to launch a new e-commerce venture with Chemdex that leverages both companies' existing relationships with Ariba. Industria will utilize Tradex software, a future part of the Ariba platform, which will dovetail with DuPont's recently announced global rollout of the Ariba B2B e-commerce infrastructure."

   Financial details of the agreement were not disclosed.

About Chemdex

   Chemdex Corporation is a leading provider of business-to-business (B2B) e-commerce solutions for industry-specific marketplaces, including life sciences, high-volume hospital supplies and specialty medical products. As a market maker, Chemdex unites suppliers, buyers and enterprises to streamline business processes, enhance productivity and reduce costs. Chemdex provides complete e-commerce solutions consisting of extensive online marketplaces, electronic procurement to support business workflow and controls, systems integration to interface with third-party and back-office systems, and comprehensive services and support. For more information, visit Chemdex at www.chemdex.com.

About DuPont

   DuPont is a science company, delivering science-based solutions that make a difference in people's lives in food and nutrition; health care; apparel; home and construction; electronics; and transportation. Founded in 1802, the company operates in 65 countries and has 97,000 employees. For more information, visit DuPont at www.dupont.com.

   "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding Chemdex's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. These potential risks and uncertainties could cause actual results to differ from those contained in the forward-looking statements and include, without limitation, Chemdex's ability to prove its business model and gain operating efficiencies, the effects of government regulation, and its dependence on a limited number of enterprise customers and our relationship with VWR. These and other risk factors are described in detail in the company's Registration Statement on Form S-1, and in the company's other filings with the Securities and Exchange Commission.

   Forward-Looking Statements: This news release contains forward-looking statements based on DuPont management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the company's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in DuPont's filings with the Securities and Exchange Commission, particularly its latest annual report on Form 10-K, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to changes in the laws, regulations, policies and economic conditions of countries in which the company does business; competitive pressures; successful integration of structural changes, including acquisitions, divestitures and alliances; failure of the company or related third parties to become Year 2000 capable; research and development of new products, including regulatory approval and market acceptance, seasonality of sales in its Agriculture & Nutrition segment.